EXHIBIT 10.13



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                                       FORM OF
                         AMENDED AND RESTATED REGULATIONS AND
                                 OPERATING AGREEMENT

                                          OF

                                     ------------












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                    Pursuant to the provisions of the       Limited
                                                      -----
          Liability Company Act,              (the "Company"), a limited
                                  -----------
          liability company which is subject to the provisions of the aforesaid Limited Liability Company Act, hereby adopts the
          hereinafter        Amended and Restated Regulations and
                     ------
          Operating Agreement of its Operating Agreement dated as of
                     (the "Agreement").  Although this writing amends in
          ----------
          its entirety the Agreement, it is not intended by the parties to create a new limited liability company, but rather to confirm the continuation of existence of the existing Company, without interruption, while providing for (i) the transfer by Grand Court Lifestyles, Inc. a Delaware corporation ("Grand Court"), the sole member and the sole manager of the Company, of a portion of its
          interest in the Company to           ("     ") and (iii) other
                                     --------     ---
          various amendments to the Agreement in the manner hereinafter provided.

                    THE AMENDED AND RESTATED REGULATIONS AND OPERATING
          AGREEMENT OF       is made and entered as of by and
                       ----                            -----,
           among Grand Court, and
                                  ----.

                                 W I T N E S S E T H:
                                - - - - - - - - - -

                    WHEREAS, pursuant to the Sale and Assignment Agreement dated as of 1999, a copy of the form of which is attached
                     ----,
          hereto as Exhibit A, by and among Grand Court, and Grand
                                                             ------,
          Court transferred to        fifty percent (50%) of its interest
                               ------
          in the Company; and

                    WHEREAS, the parties hereto desire that      be
                                                            -----
          admitted into the Company as a Member (as such term is hereinafter defined) of the Company; and

                    WHEREAS, the parties hereto, each intending to be legally bound hereby under the laws of the State of Texas, desire to amend in the manner hereinafter set forth, and to redefine and restate in its entirety, the Agreement, while continuing the Company heretofore formed, without interruption (hereinafter the
          Agreement as amended and restated by this       Amended and
                                                    -----
          Restated Regulations and Operating Agreement shall be called the "Agreement"); and

                    NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

               1.   Grand Court assigns fifty percent (50%) of its interest
          as a member of the Company to     .
                                        ----

               2.          desires to, and hereby does, accept the
                    ------
           assignment by Grand Court of fifty percent (50%) of Grand Court's interest as a member of the Company.

               3. All of the actions described in paragraphs 1 and 2 above shall be deemed to have occurred simultaneously.

               4. By this writing, the parties hereto hereby amend, redefine and restate, in its entirety, the Agreement, so that said document shall for all purposes hereafter read as hereinafter set forth.


                                      ARTICLE I
                                    DEFINED TERMS
                                    -------------

                    1.1  Defined Terms.  Capitalized words and phrases used
                         -------------
           in this Agreement have the following meanings:

                    "Act" means the Texas Limited Liability Company Act, as
                     ---
          currently in effect and as may be amended from time to time.

                    "Capital Account" means an account established and
                     ---------------
          maintained for each Member pursuant to Section 5.1 hereof. The initial Capital Account Balances shall be based upon the Capital Accounts of the Members as reflected on Schedule A attached hereto.

                    "Capital Transaction" shall mean (i) a sale or other
                     -------------------
          disposition by the Company of all or any part of its assets (other than sales in the ordinary course of business), (ii) refinancing or recasting of any mortgage loan or secondary financing of the Company, (iii) advances or additional advances under any mortgage loan to the Partnership or the Operating Partnership, (iv) any sale-leaseback of the Company's property,
          (v) the taking or condemnation by any right of eminent domain of any part of the Company's property, or (vi) the destruction, in whole or in part, of the Company's property whether by fire, other casualty, or any other cause.

                    "Capital Transaction Gain" or "Capital Transaction
                     -----------------------       -------------------
          Loss" shall mean the Company's taxable gain or loss,
          ----
          respectively, with respect to a Capital Transaction.

                    "Cash from Capital Items" shall mean the net cash
                     -----------------------
          proceeds from any Capital Transaction received by the Company, after deducting (a) an amount sufficient to satisfy any unpaid principal and interest on loans from third parties, (b) an amount sufficient to satisfy any advances to the Company by the members, and (c) funds used, or applied for the establishment of any reasonable reserves, for working capital, or for alterations, repairs of capital improvements or other uses deemed advisable by the members whether or not for the foregoing purposes, provided
                                                                 --------
          that as the unused balance of such reserves are no longer needed to be reserved, the same shall thereupon be deemed Cash from Capital Items (such reserves to be deemed to include, without limitation, accruals for all management and other fees payable under any agreements with any member or any affiliate of any member).

                    "Code" means the Internal Revenue Code of 1986 of the
                     ----
          United States of America, as amended, or any corresponding provision or provisions of any succeeding law.

                    "Company" means
                     -------        ------------.

                    "Fiscal Year" means for both accounting and U.S. income
                     -----------
          tax purposes the calendar year, except that the first Fiscal Year of the Company shall be the period from the formation of the Company to December 31 of the same calendar year, and upon any termination of the Company on a date other than December 31, the final Fiscal Year of the Company shall be the period from the end of the immediately preceding Fiscal Year to the date of such termination.

                    "Liquidation" has the meaning ascribed thereto in
                     -----------
          Section 11.3 hereof.

                    "Liquidation Proceeds" has the meaning ascribed thereto
                     --------------------
          in Section 11.3 hereof.

                    "Liquidating Member" means Grand Court.  If there shall
                     ------------------
          be more than one Member, it shall mean the Member selected for such position by the vote of a majority of the Members.

                    "Loss(es)" means net losses other than Capital
                     --------
          Transaction Loss as determined under U.S. income tax accounting principles.

                    "Manager" means Grand Court and each of the parties who
                     -------
          may hereafter become an additional or substitute Manager.

                    "Members" means Grand Court and        and each of the
                     -------                        ------
          parties who may hereafter become an additional or substitute
          Member.

                    "Net Cash Flow" means, for each Fiscal Year or other
                     -------------
          period, an amount equal to the excess, if any, of (a) the gross receipts from operations of the Company from all sources, over
          (b) all cash expenditures of the Company due to operations, including (i) debt service under any indebtedness incurred by the Company, (ii) taxes and governmental fees, and (iii) reserves established from time to time in such amounts, at such times and for such purposes as the Members shall, in their reasonable discretion, determine. Net Cash Flow shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established pursuant to this Agreement.

                    "Person" means any individual, partnership, joint
                     ------
          venture, association, corporation, trust or other entity.

                    "Profit(s)" mean net profits other than Capital
                     ---------
          Transaction Gain as determined under U.S. income tax accounting principles.

                    "Treasury Regulations" mean the regulations promulgated
                     --------------------
          by the U.S. Treasury Department with respect to the Code, as such regulations are amended from time to time, or corresponding provisions of future regulations.


                                      ARTICLE II
                                     ORGANIZATION
                                     ------------

                    2.1  Formation.  The Members hereby forms, pursuant to
                         ---------
          the Act, a limited liability company for the purposes and upon the terms and conditions hereinafter set forth.

                    2.2  Name.  The name of the Company shall be
                         ----                                    --------.
          All business of the Company shall be conducted under such name. The Members may change the name of the Company in accordance with the provisions of the Act.

                    2.3  Registered Office; Registered Agent; Principal
                         ----------------------------------------------
          Place of Business.  The location of the registered office of the
          -----------------
          Company shall be           The Company's registered agent at
                           --------.
          such address shall be Capitol Commerce Reporter, Inc. The Company's principal place of business shall be at One Executive Drive, Fort Lee, New Jersey 07024.

                    2.4  Purpose.  The Company's business and purpose shall
                         -------
          consist solely of the construction, ownership, operation and management of an adult living center to be constructed in and such activities as are necessary, incidental or
          ---------
          appropriate in connection therewith.

                    2.5  Term.  The Company shall continue in existence
                         ----
          from the date hereof until December 31, 2020, or until terminated in accordance with the provisions of this Agreement, whichever shall occur earlier.

                    2.6  Meetings.  All meetings of the Members shall be as
                         --------
          set forth in the Act.

                    2.7  Member Determinations.  Except as otherwise
                         ---------------------
          provided herein, all actions by the Members may be approved by a majority in interest of the Members voting on such matter.
          Except as otherwise provided herein, Grand Court and        are
                                                               -------
          each 50% members of the Company.


                                     ARTICLE III
                                      MANAGEMENT
                                      ----------

                    3.1  Management.    (a)  The management of the Company
                         ----------
          shall be vested in Grand Court and such officers to whom it delegates authority. If there shall be more than one Manager, any Manager shall have the authority to sign agreements and other instruments on behalf of the Company in the ordinary course of business without the joinder of any other Manager.

                         (b) The Manager may engage in other business activities and shall be obliged to devote only as much of its time to the Company's business as shall be reasonably required for the efficient operation of the Company's business and objectives. The Manager shall perform its duties as a manager in good faith, in a manner it reasonably believes to be in the best interest of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A person or corporate entity who so performs his or its duties shall not have any liability by reason of being or having been a Manager of the Company.

                         (c) The Manager is an agent of the Company for the purpose of its business, and the acts of the Manager, including the execution in the Company name of any instrument for apparently carrying on in the usual way the business of the Company, binds the Company, unless such act is in contravention of this Agreement or unless the Manager so acting otherwise lacks the authority to act for the Company and the person with whom it is dealing has knowledge of the fact that he has no such authority.

                    3.2  Powers of the Manager.  The Manager shall have the
                         ---------------------
          right and authority to take all actions which it deems necessary, useful or appropriate for the day-to-day management and conduct of the Company's business. In particular, the Manager shall:

                         (a) Assist the Company in the preparation and filing with relevant authorities various returns, reports or other documents required by the laws and regulations of the United States and the State of
                                        -------;

                         (b) Review the appropriateness, and arrange for payments, of the expenses incurred in connection with the operations of the Company;

                         (c) Pay all expenses of the Company, (including any organizational expenses, legal fees, and administrative expenses; and

                         (d) Perform such other services as may be deemed necessary for the operation of the Company.

                         (e) Borrow money for the Company's business, execute any and all agreements or documents required for such borrowing and pledge the Company's assets to secure such borrowing.

                    3.3  Compensation of the Manager.  The Manager shall be
                         ---------------------------
          paid a fee by the Company for its services. Such fee shall be set forth in a management agreement between Grand Court and the Company.

                    3.4  Termination of the Manager.          shall have
                         --------------------------  --------
          the right to terminate Grand Court as the manager of the Company's property for cause upon 30 days written notice to Grand Court.



                                      ARTICLE IV
                                CAPITAL CONTRIBUTIONS
                                ---------------------

                    4.1  Capital Contributions.  As of the date hereof, the
                         ---------------------
          Members have made, will be treated as having made, or will make, as the case may be, the Capital Contributions set forth in Schedule A attached hereto. The Members are not obligated to make any additional contributions to the Company.

                    4.2  Return of Capital.  Except as specifically
                         -----------------
          provided in this Agreement, the Members shall not have the right to withdraw from the Company all or any part of their Capital Contributions, nor shall any Member have any right to demand and receive property or cash of the Company in return of its Capital Contribution.


                                      ARTICLE V
                                   CAPITAL ACCOUNTS
                                   ----------------

                    5.1  Capital Accounts.  (a)  A separate Capital Account
                         ----------------
          shall be established and maintained for each Member.

                    (b) Each Capital Account shall be maintained and adjusted in accordance with the applicable requirements of the Code and the applicable provisions of the Treasury Regulations promulgated thereunder. Each Member's Capital Account shall be increased by (i) the amount of cash and the fair market value of property (net of liabilities that the Company is considered to assume or take such property subject to) contributed by such Member to the capital of the Company, and (ii) allocations to such member of Profits (or items thereof) and Capital Transaction Gain (or items thereof) pursuant to Article V. Each Member's Capital Account shall be decreased by (i) the amount of cash and the fair market value of property (net of liabilities that such Member is considered to assume or take such property subject to) distributed to such Member, and (ii) allocation to such Member of Losses (or items thereof), Capital Transaction Loss (or items thereof) and deductions pursuant to Article V.

                    (c) The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Sections 1.704-1(b) and 1.704-2 and shall be interpreted and applied in a manner consistent with such Treasury Regulations. In the event that the Members shall determine that it is prudent to modify the manner in which the Capital Accounts are computed in order to comply with such Treasury Regulations, the Members may make such modification, provided that such modification is not likely to have a material effect on the amounts distributable to any Member pursuant to this Agreement.

                    5.2  Negative Capital Accounts.  At no time during the
                         -------------------------
          term of the Company or upon the dissolution and liquidation thereof shall a Member with a negative balance in his Capital Account have any obligation to the Company or the other Member to restore such negative balance, except as required by law.


                                     ARTICLE VII
                                     ALLOCATIONS
                                     -----------

                    6.1  Determination of Gains and Losses.  As of the
                         ---------------------------------
          close of business on the last day of each Fiscal Year, Profits, Capital Transaction Gain, Losses and Capital Transaction Loss of the Company shall be determined and shall be allocated as provided in this Article VI.

                    6.2  Allocation of Profits.  Profits shall be allocated
                         ---------------------
          to the Members 50% to             and 50% to Grand Court.
                                ----------

                    6.3  Allocation of Capital Transaction Gain.  Except as
                         --------------------------------------
          otherwise required by Section 6.8 hereof, Capital Transaction Gain of the Partnership for each Fiscal Period shall be allocated in the following priority:

                         (a)       To          until the cumulative amount
                                     --------
                              of Capital Transaction Gain allocated to
                                         is equal to the cumulative Losses
                              ----------
                              allocated to            pursuant to Section
                                           ----------
                              6.4 hereof.; and, thereafter

                         (b)  To         until the cumulative Capital
                                 -------
                              Transaction Gain allocated to
                                                            --------
                              pursuant to this Section 6.3(b) is equal to
                                          and, thereafter
                              $---------;

                         (c)  To         in an amount equal to the Priority
                                 -------
                              Return, to the extent such amount has not previously been distributed to him; and, thereafter

                         (d) To each Member having a negative Capital Account, pro rata in accordance with the ratio that his negative Capital Account bears to the sum of all negative Capital Accounts until there shall have been allocated an amount equal to the sum of all negative Capital Accounts; and, thereafter

                         (e)  50% to Grand Court and 50% to
                                                            -------.


                    6.4  Allocation of Losses and Capital Transaction Loss.
                         -------------------------------------------------

          Losses and Capital Transaction Loss shall be allocated 99% to and 1% to Grand Court.
          --------

                    6.5  Qualified Income Offset.  Notwithstanding any
                         -----------------------
          other provision of this Agreement except as required by the Treasury Regulations, if any member has a deficit balance in his Capital Account from an unexpected adjustment, allocation, or distribution described in Treasury Regulations section 1.704-1(b)(2)(ii)(d)(4), (5), or (6), there shall be specially allocated to such Member such items of Company income and gain in an amount and manner sufficient to eliminate as quickly as possible the deficit balance, to the extent required by the Treasury Regulations, without creating or increasing a deficit balance in the Capital Account of any other Partner. This
          Section 6.5 is intended to be a qualified income offset, as such term is used in the Treasury Regulations.

                    6.6  Nonrecourse Deductions.  Nonrecourse Deductions
                         ----------------------
          for any Fiscal Year shall be allocated 99% to         and 1% to
                                                        -------
          Grand Court.

                    6.7  Tax Allocations:  Code Section 704(c).  Income,
                         -------------------------------------
          gain, loss and deduction with respect to any property contributed, or deemed to be contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members in accordance with Code section 704(c) and the Treasury Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Members in any manner that reasonably reflects the purpose and intention of this Operating Agreement. Allocations pursuant to this Section 6.7 are solely for purposes of Federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Partnership Agreement.

                    6.8  Compliance with Code.  Notwithstanding any
                         --------------------
          contrary statement or provision herein, the profits and losses of the Company for U.S. Federal income tax purposes will be calculated and allocated as required under the Code and Treasury Regulations thereunder.


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                                     ARTICLE VII
                                    DISTRIBUTIONS
                                    -------------


                    7.1  Distributions of Net Cash Flow.  The Net Cash Flow
                         ------------------------------
          of the Company shall be distributed at such times as the Company shall determine. The Net Cash Flow of the Company shall be allocated among and distributed to the Members in the following priority:

                         (a)       To         until the cumulative amount of
                                      --------
                              Net Cash Flow allocated to him for the Fiscal
                              Year equals $       (the "Priority Return");
                                           ------
                              and, thereafter

                         (b)       To the Members, 50% to Grand Court and
                                   50% to
                              -------.

                    7.2  Distributions of Cash from Capital Items.    Cash
                         ----------------------------------------
          from Capital Items occurring at times other than dissolution shall be allocated among and distributed to the Members in the following priority:

                         (a)  To           until the cumulative amount of
                                 --------
                              Cash from Capital Items distributed to
                              equals $        ; and, thereafter
                                     ----------                --------

                         (b)  To          in an amount equal to unpaid
                                 --------
                              Priority Return; and, thereafter

                         (c)  To the Members, 50% to Grand Court and 50% to

                              -------.

                    7.3  Withholding.  The Company shall comply with all
                         -----------
          withholding requirements under Federal, state and local law. The Company shall request, and the Members shall provide to the Company, such forms or certificates as are necessary to establish an exemption from withholding with respect to the Members, and any representations and forms as shall reasonably be requested by the Company to assist it in determining the extent of and in fulfilling, its withholding obligations. The Company shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by the Members, shall remit amounts withheld with respect to the Member to applicable jurisdictions. To the extent the Company is required to withhold and pay over any amounts to any authority with respect to any distributions or allocations hereunder, the amount withheld shall be deemed to be a distribution in the amount of such withholding. In the event of any claimed over withholding, the distributee shall be limited to an action against the applicable jurisdiction. If the amount withheld was not withheld from actual distributions, the Company may reduce subsequent distributions by the amount of such withholding.


                                     ARTICLE VIII
                                   INDEMNIFICATION
                                   ---------------

                    8.1  Indemnification.  (a) The Company shall, to the
                         ---------------
          fullest extent permitted by the Act, indemnify and hold harmless the Members from and against any and all liabilities, losses, damages and expenses arising out of or relating to the business of the Company (including without limitation (i) legal fees and expenses, (provided, that if a Member retains more than one legal counsel in any jurisdiction in connection with any claim, the indemnification provided by this Section 8.1(a) shall be limited to an amount equal to the aggregate of such legal fees and expenses divided by the number of such legal counsel), and (ii) any amounts paid in respect of any resulting judgments, finds or settlements) suffered or incurred in any actual or threatened claim, action, or proceeding as a result or by reason of (i) the fact that it is or was a Member, or (ii) any alleged action or inaction as a Member; provided, that the forgoing indemnity shall not apply to the extent that any action or inaction by a Member is determined by a final judgment to have constituted gross negligence, willful misfeasance, or bad faith, it being understood that included, without limitation, in the concept of "willful misfeasance or bad faith" is any action or inaction by a Member which is not authorized by or is inconsistent with the authorization of such Member pursuant to the Articles, By-laws and other agreements among the parties hereto.

                         (b) A Member may consult with legal counsel or accountants for the Company selected by the Member and any action or omission suffered or taken in good faith or reliance and accordance with the opinion or advice of any such counsel or accountants (provided that such counsel has been selected with reasonable care) shall be full protection and justification with respect to the action or omission so suffered or taken.


                                      ARTICLE IX
                           BOOKS, RECORDS AND BANK ACCOUNTS
                           --------------------------------

                    9.1  Books and Records.  Grand Court shall cause the
                         -----------------
          Company to keep proper and complete records and books of account of the Company's business, including all such transactions and other matters as are usually entered into records and books of account maintained by Persons engaged in businesses of like character or as are required by law and including, but not limited to, the following:

                         (a) if there shall be more than one Member, a current list of the full name and last known business or residence address of each Member set forth in alphabetical order, together with the Capital Contributions and the share in Profits and Losses of each Member;

                         (b) a copy of the certificate of formation of the Company and all certificates of amendment, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

                         (c)  copies of the Company's income tax or
          information returns and reports, if any, for the six most recent taxable years;

                         (d) a copy of this Agreement, and all amendments thereto;

                         (e) financial statements of the Company for the six most recent Fiscal Years; and

                         (f)  the Company's books and records as they
          relate to the internal affairs of the Company for the current and past three Fiscal Years.

                    9.2  Inspection and Copying.  All records and books of
                         ----------------------
          account maintained in accordance with Section 9.1 shall be open to inspection and copying upon at least two (2) days' prior written notice by a Member or its authorized representatives at any reasonable time during business hours.

                    9.3  Accounting Basis and Fiscal Year.  The Company's
                         --------------------------------
          books and records (a) shall be kept on an accrual basis in accordance with the accounting methods followed by the Company for U.S. income tax purposes, (b) shall reflect all Company transactions, (c) shall be appropriate and adequate for the Company's business and for the carrying out of all provisions of this Agreement, and (d) shall be closed and balanced at the end of each Fiscal Year.


                    9.4  Tax Elections.
                         -------------

                         (a) The Company, at the request of a Member or a transferee Member, shall elect where applicable, pursuant to
          Section 754 of the Code, to adjust the bases of the Company property. The Member will furnish to the Company all information necessary to give effect to such election.


                                      ARTICLE X
                                      TRANSFERS
                                      ---------

                    10.1 Transfers.  A Member may not sell, assign,
                         ---------
          transfer, exchange, charge, pledge, give, hypothecate, or otherwise convey or encumber (any such sale, assignment, transfer, exchange, charge, pledge, gift, hypothecation, conveyance or encumbrance being hereinafter referred to as a "Transfer"), directly or indirectly, voluntarily or involuntarily, its interest in the Company without the unanimous consent of the Members which consent may be withheld within the sole discretion of the Members. Any Transfer of any Member's interest without such consent shall be null and void and of no force whatsoever.


                                      ARTICLE XI
                             DISSOLUTION AND LIQUIDATION
                             ---------------------------

                    11.1 Events of Dissolution.  The Company may be
                         ---------------------
          dissolved, liquidated, and terminated pursuant to the provisions of this Article XI and in accordance with the Act. The Company shall be terminated and dissolved upon the earlier to occur of the following events:

                         (a) the withdrawal, resignation, bankruptcy, or dissolution of any Member, unless the remaining Members, if any, unanimously elect to continue the Company within 90 days of such event;

                         (b) The sale, exchange, or other disposition by the Company of all or substantially all of the Company's property;

                         (c)  The expiration of the term of the Company;

                         (d)  The election to do so by the Member; or

                         (e) The occurrence of any other event that would dissolve and terminate the Company under the Act.

                    11.2 Liquidation.  In all cases of dissolution of the
                         -----------
          Company, the business of the Company shall be continued to the extent necessary to allow an orderly winding up of its affairs, including the liquidation and termination of the Company pursuant to the provisions of Section 11.1 and this Section 11.2, as promptly as practicable thereafter, and each of the following shall be accomplished:

                         (a) The Liquidating Member shall cause to be prepared a statement setting forth the assets and liabilities of the Company as of the date of dissolution, a copy of which shall be furnished to the other Members, if any.

                         (b)  The property of the Company shall be
          liquidated by the Liquidating Member as promptly as possible, but in an orderly, businesslike and commercially reasonable manner. The Liquidating Member may, in the exercise of its business judgment and if commercially reasonable, determine (i) to sell all or any portion of the property of the Company to another Member, if any, after using best efforts to sell such property to a person unrelated to any Member, provided that the purchase price is not less than the fair market value of such property, or to any other Person, or (ii) after using best efforts to sell such property to a person unrelated to any Member, not to sell all or any portion of the property of the Company, in which event such property and assets shall be distributed in kind pursuant to
          Section 11.3.

                         (c)  Any Capital Transaction Gain or Capital
          Transaction Loss realized by the Company upon the sale of its property shall be recognized and allocated to the Members in the manner set forth in Article V of this Agreement. To the extent that an asset is to be distributed in kind, such asset shall be deemed to have been sold at its fair market value on the date of distribution, the profits or loss deemed recognized upon such deemed sale shall be allocated in accordance with Article V, and the amount of the distribution shall be considered to be such fair market value of the asset.

                    11.3 Distributions Upon Dissolution.  Upon dissolution
                         ------------------------------
          of the Company and the liquidation of its assets (the "Liquidation"), the Liquidating Member shall cause the remaining assets, including proceeds of sales or other dispositions in liquidation of assets of the Company ("Liquidation Proceeds"), to be distributed in accordance with the following priorities:

                         (a)  First, to the payment of the debts and
          obligations of the Company (including advances and loans by a Member), including sales commissions, taxes, and other expenses incident to any sale of the assets of the Company;

                         (b) Second, establishment of such reserves as the Liquidating Member may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company. Such reserves may be paid over by the Liquidating Member to a bank or other financial institution, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the Liquidating deems advisable, any remaining balance shall be distributed as provided in subsection (c) of this Section 11.3; and

                         (c) The balance, if any, to the Members pro rata in accordance with their relative positive Capital Accounts (after giving effect to all contributions, distributions and allocations for all periods).


                               INTENTIONALLY LEFT BLANK

                                     ARTICLE XII
                                    MISCELLANEOUS
                                    -------------

                    12.1 Notices.  Any notice, demand, request or report
                         -------
          required or permitted to be given or made to the Members under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class mail or by other means of written communication to the Members at the address set forth opposite their names on Schedule A, or at such other address as the Members may from time to time designate to the others. Facsimile notice shall be deemed to have been received twenty-four (24) hours after dispatch, but nevertheless is shall be confirmed by registered airmail within ten (10) days of dispatch.

                    A Member may designate another address (and/or change its address) for Notices hereunder by a Notice given pursuant to this Section 12.1. Unless otherwise provided herein, a Notice sent in compliance with the provisions of this Section 12.1 shall be deemed delivered when actually received by the party to whom sent. Rejection or other refusal to accept or the inability to deliver because of a changed address or addressee of which no Notice was given as provided in this Section shall be deemed receipt of the Notice sent.

                    12.2 Amendments.  Amendments may be made to this
                         ----------
          Agreement only with the written consent of all Members.

                    12.3 No Waiver.  The failure of any Member to insist
                         ---------
          upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Member's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

                    12.4 Entire Agreement.  This Agreement (including the
                         ----------------
          Schedules attached hereto and all amendments and supplements) contains the full and complete understanding of the parties hereto with respect to the subject matter hereof, and supersedes any and all prior and contemporaneous agreements, understandings and negotiations between and among the parties concerning the subject matter hereof.

                    12.5 Captions.  The captions in this Agreement are
                         --------
          inserted only for convenience, form no part of this Agreement and shall not affect its interpretation.

                    12.6 Counterparts.  This Agreement may be executed in a
                         ------------
          number of counterparts, any one of which need not contain the signature of more than one party, and all of which together shall for all purposes constitute one and the same Agreement.

                    12.7 Severability.  In the event that any of the
                         ------------
          provisions, or any portion or application thereof, of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the Members shall devise an equitable adjustment in the provisions of this Agreement with a view toward effecting the purpose and intent of this Agreement, and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby.

                    12.8 Applicable Law.  The validity of this Agreement
                         --------------
          and all rights, duties and obligations arising herefrom shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Texas.

                    12.9 Forum Selection.  The locale of any judicial
                         ---------------
          proceedings hereunder shall be under State court in the State of New Jersey or in the courts located in the State of New Jersey and not in any other Federal court in the United States or any court in any other country.

                    12.10     Binding Effect.  Subject to the limitations
                              --------------
          on transferability contained herein, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, assigns, successors, and legal representatives.

                    12.11     Identification.  Whenever the singular is
                              --------------
          used in this Agreement and when required by the context, the same shall include the plural, and the neuter gender shall include the feminine and masculine genders.


                              [INTENTIONALLY LEFT BLANK]

                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                             -----------------------------




                                             GRAND COURT LIFESTYLES, INC.


                                             BY:
                                                 -------------------------
                                                  Name:
                                                         -----------------
                                                  Title:
                                                          -----------------

                                      SCHEDULE A
                                     ----------


                            MEMBER'S CAPITAL CONTRIBUTIONS
                            ------------------------------



                    Name and Address                        Capital
                    Of Member                               Contribution
                    ----------------                        ------------


                    Grand Court Lifestyles, Inc.            $
                                                             ------------

                    2650 North Military Trail
                    Suite 350
                    Boca Raton, Florida  33431



                                                            $
                    ------------------                       -------------

                                                                  EXHIBIT A

                                       FORM OF
                                       -------
                                 SALE AND ASSIGNMENT
                                 -------------------


               Grand Court Lifestyles, Inc., (hereinafter called "Seller") hereby sells, assigns, transfers and sets over to
                                                            ---------
          ("Buyer") fifty percent (50%) of  Seller's  right, title and
          interest in                     (the "LLC") as more particularly
                      -------------------
          set forth in the Amended and Restated Regulations and Operating
          Agreement of the LLC dated as of                1999 (the  "LLC
                                           -------------,
          Interest"). The total purchase price for the LLC Interest shall
          be                     Dollars ($              .00).
             ------------------             -------------       ------------
          is the owner of the adult living property located in
                                                                --------.

               Seller hereby declares its intention that Buyer succeeds to fifty percent (50%) of Seller's interest in the LLC and that Buyer be admitted to the LLC as a member. Buyer declares his intention to succeed to fifty percent of Seller's interest in the LLC and be admitted to the LLC as a member and agrees to be bound by all of the terms and provisions of the LLC Agreement, as amended.

               IN WITNESS WHEREOF, Seller and Buyer, intending to be legally bound hereby, have each duly executed this Sale and
          Assignment effective as of              1999.
                                     -----------,

                                        Seller:

                                        GRAND COURT LIFESTYLES, INC.

                                        By:
                                           ----------------------------



                                        Buyer:


                                        ------------------------------